Exhibit 10.6

EXECUTION VERSION

THIRD AMENDMENT

TO FIRST LIEN CREDIT AGREEMENT

THIS THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Third Amendment”) is dated as of March 24, 2017 (the “Third Amendment Effective Date”) and is entered into by and among Sterling Midco Holdings, Inc., a Delaware corporation (the “Borrower”), Sterling Intermediate Corp., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, KeyBank National Association as the administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), each of the Lenders consenting to the amendments requiring their consent herein (each, a “Consenting Lender” and, collectively, the “Consenting Lenders”), the Lender (the “Replacement Lender”) replacing Lenders which are not consenting to the Repricing Amendment described below (each, a “Non-Consenting Lender” and, collectively, the “Non-Consenting Lenders”), and is made with reference to that certain FIRST LIEN CREDIT AGREEMENT dated as of June 19, 2015 (as amended by the First Amendment to First Lien Credit Agreement, dated as of January 27, 2016, and as further amended by the Second Amendment to First Lien Credit Agreement, dated as of July 27, 2016, and as further modified, supplemented, amended, restated (including any amendment and restatement thereof), extended or renewed from time to time prior to the date hereof, the “First Lien Credit Agreement”) by and among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders from time to time party thereto, the Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the First Lien Credit Agreement after giving effect to this Third Amendment. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

RECITALS

WHEREAS, the Borrower has requested that the Required Lenders agree to consent to the amendments contained in Sections 2.1.1, 2.1.3, 2.1.4 and 2.1.5, in each case as provided for herein;

WHEREAS, the Borrower has requested that each of the Lenders directly and adversely affected by the amendment contained in Section 2.1.2 (the “Repricing Amendment”) agree to consent to such amendment as provided for herein;

WHEREAS, subject to the conditions contained herein, each Consenting Lender and the Replacement Lender that executes and delivers a signature page to this Third Amendment will thereby agree to the terms of this Third Amendment and the amendments contemplated hereby;

WHEREAS, the Consenting Lenders and the Replacement Lender are willing to amend the Credit Agreement to reduce the Applicable Rate applicable to the Term Loans on the terms and subject to the conditions set forth herein and in the First Lien Credit Agreement;

WHEREAS, the Borrower is electing to replace each Lender that holds a Term Loan immediately prior to the effectiveness of this Third Amendment that is not consenting to the Repricing Amendment pursuant to Section 3.07 of the First Lien Credit Agreement;

WHEREAS, the Consenting Lenders constitute the Required Lenders in accordance with Section 3.07(d)(iii) of the First lien Credit Agreement; and

WHEREAS, by signing this Third Amendment, the Borrower, the Administrative Agent, the Consenting Lenders and the Replacement Lender have consented to the amendments to the First Lien Credit Agreement described in Section 2.1 below.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO FIRST LIEN CREDIT AGREEMENT

1.1	Definitions.

As used in this Third Amendment (including the recitals hereof), the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Third Amendment Effective Date” means March 24, 2017.

“Third Amendment Lead Arrangers” means Goldman Sachs Lending Partners LLC and KeyBanc Capital Markets.

“Third Amendment Transactions” means, collectively, the transactions and the other agreements contemplated by this Third Amendment and, in each case, the payment of fees, premiums, expenses and other transaction costs incurred in connection therewith (including funding any “original issue discount” or other upfront fees, as applicable).

SECTION II. AMENDMENTS TO FIRST LIEN CREDIT AGREEMENT

2.1	Amendments to First Lien Credit Agreement.

2.1.1 Section 1.01 of the First Lien Credit Agreement is hereby amended by inserting the following new definitions, in appropriate alphabetical order:

“Third Amendment” means the Third Amendment to First Lien Credit Agreement, dated as of March 24, 2017, by and among the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and each Lender party thereto.

“Third Amendment Effective Date” has the meaning assigned to the term “Third Amendment Effective Date” in the Third Amendment.

2.1.2 Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the First Lien Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)(1) prior to the Third Amendment Effective Date, in the case of Term Loans, (A) for Eurocurrency Rate Loans, 4.75% and (B) for Base Rate Loans, 3.75%, and (2) on and after the Third Amendment Effective Date, in the case of Term Loans, (A) for Eurocurrency Rate Loans, 4.25% and (B) for Base Rate Loans, 3.25%;”

2.1.3 Section 2.05(a)(iv) is hereby amended by replacing such clause 2.05(a)(iv) with the following:

“In the event that, on or prior to the six-month anniversary of the Third Amendment Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any Term Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iv) that constitutes a Repricing Transaction), or (y) effects any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term Loans amended or otherwise modified pursuant to such amendment. If, on or prior to the six-month anniversary of the Third Amendment Effective Date, any Term Lender that is a Non-Consenting Lender and is replaced or terminated pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement or other modification of this Agreement resulting in a Repricing Transaction, such Term Lender (and not any Person who replaces such Term Lender pursuant to Section 3.07(a)) shall receive its pro rata portion (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

2.1.4 Section 3.07(a) is hereby amended by deleting the reference to ten (10) Business Days in the third proviso thereof.

2.1.5 Section 3.07(b) is hereby amended by replacing the reference to “five (5) Business Days” to “one (1) Business Day” in the last sentence thereof.

SECTION III. PAYMENT OF INTEREST FOLLOWING THE THIRD AMENDMENT EFFECTIVE DATE

3.1

Third Amendment Effective Date. On the Third Amendment Effective Date, the Borrower shall pay accrued but unpaid interest on the Term Loans up to the Third Amendment Effective Date in accordance with the terms of the First Lien Credit Agreement and each Consenting Lender agrees to waive any claim for compensation such Consenting Lender may otherwise be entitled to, pursuant to Section 3.05 of the First Lien Credit Agreement, for the prepayment of the Eurocurrency Rate Loan outstanding on the Third Amendment Effective Date.

3.2	Following the Third Amendment Effective Date. On and from the Third Amendment Effective Date, subject to the terms of Section 2.02 of the First Lien Credit Agreement:

(i)	the Term Loans shall be Eurocurrency Rate Loans;

(ii)	the next Interest Payment Date for such Eurocurrency Rate Loans shall be on the last Business Day of June, 2017.

SECTION IV. CONDITIONS TO EFFECTIVENESS

4.1	Conditions.

The Third Amendment shall become effective as of the first date that each of the following conditions precedent are satisfied or waived in accordance with the First Lien Credit Agreement:

4.1.1 The Administrative Agent’s receipt of the following, each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each in form and substance reasonably satisfactory to the Administrative Agent:

(a)

counterparts of this Third Amendment duly executed by each Loan Party, the Administrative Agent, the Collateral Agent and the Lenders party hereto (which shall consist of Consenting Lenders and the Replacement Lender);

(b)

such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, amendments or updates to the organizational documents, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Third Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Third Amendment Effective Date;

(c)	a legal opinion from Fried, Frank, Harris, Shriver & Jacobson LLP, New York and Delaware counsel to the Loan Parties;

(d)

a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Third Amendment Transactions) substantially in the form of Exhibit E-2 to the First Lien Credit Agreement with appropriate modifications to reflect the Third Amendment Transactions; and

(e)	a certificate, dated the Third Amendment Effective Date and signed by an Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Section 4.1.2 and 4.1.3.

4.1.2 The representations and warranties of each Loan Party set forth in Article V of the First Lien Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

4.1.3 No Default or Event of Default under each of the First Lien Credit Agreement and the Second Lien Credit Agreement exists or shall result from the consummation of the Third Amendment Transactions.

4.1.4 Since December 31, 2016, there shall not have occurred any event, effect, change, circumstance or development that has had or would reasonably be expected to have a Material Adverse Effect.

4.1.5 All fees and expenses due to the Third Amendment Lead Arrangers and the Administrative Agent required to be paid on the Third Amendment Effective Date (as separately agreed in writing) and, in the case of expenses, to the extent a reasonably detailed invoice has been delivered to the Borrower at least three Business Days before the Third Amendment Effective Date, shall have been paid.

4.1.6 The Third Amendment Lead Arrangers (to the extent reasonably requested in writing at least ten (10) Business Days prior to the Third Amendment Effective Date) shall have received, at least three (3) Business Days prior to the Third Amendment Effective Date, all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act.

SECTION V. REPRESENTATIONS AND WARRANTIES.

5.1 In order to induce the Lenders to enter into this Third Amendment and to amend the First Lien Credit Agreement in the manner provided herein, each Loan Party represents and warrants to each Lender that, as of the Third Amendment Effective Date that, both before and after giving effect to this Agreement, the following statements are true and correct in all material respects:

(a) Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Third Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Third Amendment and to authorize the transactions contemplated hereby. This Third Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Third Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) No Legal Bar; Approvals. The execution, delivery and performance of this Third Amendment and the transactions contemplated hereby (i) will not violate, or conflict with, any Requirement of Law or any Contractual Obligation of Holdings or any of its Restricted Subsidiaries except such violations or conflicts as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Organizational Documents of Holdings or any of its Restricted Subsidiaries or any Contractual Obligation of Holdings of or any of its Restricted Subsidiaries (other than Liens permitted under the Credit Agreement), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. Each of Holdings and each of its Restricted Subsidiaries is in compliance with all Requirements of Law, except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) No Governmental Approval. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Third Amendment, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and (ii) those, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION VI. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the First Lien Credit Agreement and this Third Amendment and consents to the amendment of the First Lien Credit Agreement effected pursuant to this Third Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Third Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Third Amendment, such Guarantor is not required by the terms of the First Lien Credit Agreement or any other Loan Document to consent to the amendments to the First Lien Credit Agreement effected pursuant to this Third Amendment and (ii) nothing in the First Lien Credit Agreement, this Third Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the First Lien Credit Agreement.

Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies, reaffirms and grants such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Third Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.

SECTION VII. MISCELLANEOUS

7.1 Notice. This Third Amendment shall constitute notice by the Borrower to the Administrative Agent for purposes of Section 3.07(a) of the First Lien Credit Agreement.

7.2 Effect on the First Lien Credit Agreement. (x) Except as provided hereunder, the execution, delivery and performance of this Third Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document and (y) this Agreement shall be deemed to be a “Loan Document” as defined in the First Lien Credit Agreement.

7.3 Reference to and Effect on the First Lien Credit Agreement and the Other Loan Documents.

(a) On and after the Third Amendment Effective Date, each reference in the First Lien Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the First Lien Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement as amended by this Third Amendment.

(b) Except as specifically amended by this Third Amendment, the First Lien Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and performance of this Third Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the First Lien Credit Agreement or any of the other Loan Documents.

7.4 Incorporation. The provisions of Section 10.11, 10.15, 10.16 and 10.20 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

STERLING MIDCO HOLDINGS, INC.,
as Borrower
STERLING INTERMEDIATE CORP.,
as Holdings
STERLING INFOSYSTEMS HOLDINGS, INC.
STERLING INFOSYSTEMS, INC.
EMPLOYEESCREENIQ, INC.
TALENTWISE, INC.
ABSO
THE PREMIER COMPANY
BISHOPS SERVICES, INC.
SCREENING INTERNATIONAL LLC
AMERICAN BACKGROUND INFORMATION SERVICES, INC.
UNISOURCE SCREENING & INFORMATION, INC.
STERLING INFOSYSTEMS – OHIO, INC.

By:	/s/ Daniel O’Brien

Name:	Daniel O’Brien
Title:	Chief Financial Officer

[Signature Page to Third Amendment to First Lien Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Gregory D. Caso

Name:	Gregory D. Caso
Title:	SVP

[Signature Page to Third Amendment to First Lien Credit Agreement]

Signature page to the Third Amendment to First Lien Credit Agreement dated as of the date first above written

GOLDMAN SACHS LENDING PARTNERS LLC, as a Replacement Lender

By:	/s/ Thomas M. Manning

Term Loans held by Goldman Sachs Lending Partners LLC as a Replacement Lender: $75,377,641.81

Thomas M. Manning
Authorized Signatory

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Ace European Group Limited

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ACE Property & Casualty Insurance Company

BY: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM VI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM VII (R), Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM VII (R)-2, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM VII, Ltd.

BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

BY:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM VIII, Ltd.

BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM X, LTD.

BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM XI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM XII, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM XIV, LTD.

By: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM XVI, LTD.

By: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ALM XVII, Ltd.

by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds

By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

American Century Capital Portfolios, Inc. - AC Alternatives Income Fund

By: Bain Capital Credit, LP as Subadvisor

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 15, LIMITED

BY: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 16, LIMITED

BY: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 17, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 18, LIMITED

BY: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO 20, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO XII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO XIII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

AMMC CLO XIV, LIMITED

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 2012-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 2013-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 3, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 5, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 6, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Anchorage Capital CLO 7, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
Name: Melissa Griffiths
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Aon Hewitt Group Trust - High Yield Plus Bond Fund

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Apollo Trading LLC as Lender

By:	/s/ Jennifer Koszta
Name: Jennifer Koszta
Title: Assistant Vice President

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Arrowpoint CLO 2013-1, LTD.

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Arrowpoint CLO 2014-2, LTD.

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Arrowpoint CLO 2014-3, LTD.

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Arrowpoint CLO 2015-4, Ltd.

By: Arrowpoint Asset Management, LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Arrowpoint CLO 2016-5, Ltd.

By: Arrowpoint Asset Management, LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Audax Credit Opportunities Offshore Ltd.,

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Audax Credit BDC Inc.,

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

Audax Senior Debt (WCTPT) SPV, LLC,

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

Middle Market LLC

By Audax Management Company (NY), LLC, its subadviser,

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

AG Credit Investment, LLC,

By:	/s/ Michael P. McGonigle

Name:	Michael P. McGonigle
Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

Audax Senior Loan Fund III (Offshore) SPV, LLC,

By:	/s/ Michael P. McGonigle

Name:	Michael P. McGonigle
Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

Audax Senior Loan Fund III SPV, LLC,

By:	/s/ Michael P. McGonigle

Name:	Michael P. McGonigle
Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

Thorney Island Limited Partnership

By Audax Management Company (NY), LLC, its subadviser,

By:	/s/ Michael P. McGonigle

Name:	Michael P. McGonigle
Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

Audax Senior Loan Insurance Fund SPV, LLC,

By:	/s/ Michael P. McGonigle

Name:	Michael P. McGonigle
Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

Audax Credit Opportunities (SBA), LLC,

By:	/s/ Michael P. McGonigle

Name:	Michael P. McGonigle
Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

Audax Credit Strategies (SCS) SPV, LLC,

By:	/s/ Michael P. McGonigle

Name:	Michael P. McGonigle
Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

Audax Senior Loan Fund SPV, LLC,

By:	/s/ Michael P. McGonigle

Name:	Michael P. McGonigle
Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☑ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

LENDER:

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH

By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Avery Point II CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Avery Point III CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Avery Point IV CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Avery Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Avery Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Avery Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED

By: Bain Capital Credit CLO Advisors, LP ,as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Bain Capital Direct Lending 2015 (U) , L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Bain Capital Senior Loan Fund Public Limited Company

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BAIN CAPITAL SENIOR LOAN FUND, L.P.

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust

By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Credit Strategies Income Fund of BlackRock Funds II

By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Defined Opportunity Credit Trust

BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Floating Rate Income Strategies Fund, Inc.

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Floating Rate Income Trust

By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Funds II, BlackRock Floating Rate Income Portfolio

By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio

By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Limited Duration Income Trust

BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

BlackRock Senior Floating Rate Portfolio

By: BlackRock Investment Management, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Blue Cross of California

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Caisse de dépôt et placement du Québec

By:	/s/ Jean-Pierre Jetté
Name: Jean-Pierre Jetté
Title: Senior Portfolio Director

By:	/s/ James B. McMullan
Name: James B. McMullan
Title: Senior Vice-President

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC) via one of its wholly-owned subsidiaries (CDPQ Fixed Income V inc.). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Venture XXII CLO Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Venture XXIV CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Wellfleet CLO 2016-1, Ltd.

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Wellfleet CLO 2016-2, Ltd.

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

XL RE Europe SE

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Canyon Capital CLO 2012-1 Ltd.

BY: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Canyon Capital CLO 2014-2, Ltd.

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Canyon Capital CLO 2015-1, LTD

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Canyon CLO 2016-1, Ltd.

By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Catholic Health Initiatives Master Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Catlin Underwriting Agencies Limited for and on behalf of Syndicate 2003

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Bain Capital
Name: Bain Capital
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Cavalry CLO II

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Cavalry CLO III, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Cavalry CLO IV, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

CHI Operating Investment Program L.P.

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Citi Loan Funding OC 2017 LLC

By: Citigroup Financial Products Inc.

By:	/s/ Paul Plank
Name: Paul Plank
Title: Senior Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Citizens Bank, N.A.

By:	/s/ James Connolly
Name: James Connolly
Title: Analyst

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Consumer Program Administrators, Inc

By: BlackRock Financial Management, Inc. its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Covenant Credit Partners CLO II, Ltd.

By:	/s/ Christopher Brogdon
Name: Christopher Brogdon
Title: Asst. Portfolio Manager

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

CUTWATER 2015-1, LTD.

By:	/s/ Joe Nelson
Name: JOE NELSON
Title: AUTHORIZED SIGNATORY

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden XXIV Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden XXV Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden XXVIII Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 30 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 31 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 33 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 34 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 36 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 37 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 38 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 40 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 41 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 42 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 43 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 45 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Dryden 47 Senior Loan Fund By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:
Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund By: PGIM, Inc., as Investment Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust By: PGIM, Inc., as investment advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Pramerica Loan Opportunities Limited By: PGIM, Inc., as Investment Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

EAF comPlan II – Private Debt By: Bain Capital Credit, LP, As Asset Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

FirstEnergy System Master Retirement Trust By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Fixed Income Opportunities Nero, LLC By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity) BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Gallatin CLO V 2013-1, Ltd As Assignee By: MP Senior Credit Partners L.P. as its Collateral Manager

By:	/s/ Justin Driscoll
Name: Justin Driscoll
Title: CEO

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Gallatin CLO VII 2014-1, Ltd By: MP Senior Credit Partners as its Portfolio Manager

By:	/s/ Justin Driscoll
Name: Justin Driscoll
Title: CEO

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Gallatin CLO IV 2012-1, Ltd As Assignee By: MP Senior Credit Partners L.P. as its Collateral Manager

By:	/s/ Justin Driscoll
Name: Justin Driscoll
Title: CEO

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Ushma Dedhiya

Name:	Ushma Dedhiya
Title:	Authorized Signatory

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Government Employees Superannuation Board By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Hildene CLO I Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Hildene CLO II Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Hildene CLO III Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Hildene CLO IV, Ltd

By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
Name: David Prael
Title: Chief Financial Officer

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

ING Capital LLC

By:	/s/ Steven Fleenor
Name: Steven Fleenor
Title: Managing Director

By:	/s/ Ian Wong
Name: Ian Wong
Title: Director

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Ironshore Inc.

BY: BlackRock Financial Management Inc., its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

JMP CREDIT ADVISORS CLO III LTD.
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Shawn S. O’Leary
Name: Shawn S. O’Leary
Title: Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

JPMBI re Blackrock Bankloan Fund

BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Kaiser Foundation Hospitals

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Kaiser Permanente Group Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Tuolemne Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For Lenders requiring a second signature block

By:	N/A
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Nelder Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For Lenders requiring a second signature block

By:	N/A
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Lockwood Grove CLO, Ltd.

By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

For Lenders requiring a second signature block

By:	N/A
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Los Angeles County Employees Retirement Association

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

MACQUAIRE BANK LIMITED, as a Lender

By:	/s/ Malcolm Eddington
Name: Malcolm Eddington
Title: Division Director

By:	/s/ Paul Weston
Name: Paul Weston
Title: Associate Director

Signed in London, POA Ref: #2090 dated 26 Nov 2015

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite IX, Limited

BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite VII, Limited

BY: BlackRock Financial Management, Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite VIII, Limited

BY: BlackRock Financial Management, Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XI, Limited

BY: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XII, LTD.

BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XIV, Limited

By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XV, Limited

By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XVI, Limited

By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XVII, Limited

By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Magnetite XVIII, Limited

By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Ocean Trails CLO IV

By: Five Arrows Managers North America LLC

as Asset Manager

By:	/s/ Todd Solomon
Name: Todd Solomon
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Ocean Trails CLO V

By: Five Arrows Managers North America LLC

as Asset Manager

By:	/s/ Todd Solomon
Name: Todd Solomon
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Ocean Trails CLO VI

By: Five Arrows Managers North America LLC

as Asset Manager

By:	/s/ Todd Solomon
Name: Todd Solomon
Title: Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2012-2, Ltd.

By: Onex Credit Partners, LLC as Collateral Manager

By:	/s/ Steven Gutman

Name:	Steven Gutman
Title:	General Counsel

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2014-5, Ltd.

By: Onex Credit Partners, LLC as Portfolio Manager

By:	/s/ Steven Gutman

Name:	Steven Gutman
Title:	General Counsel

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2014-6, Ltd.

By: Onex Credit Partners, LLC as Portfolio Manager

By:	/s/ Steven Gutman

Name:	Steven Gutman
Title:	General Counsel

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2014-7, Ltd.

By: Onex Credit Partners, LLC as Portfolio Manager

By:	/s/ Steven Gutman

Name:	Steven Gutman
Title:	General Counsel

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2015-8, Ltd.

By: Onex Credit Partners, LLC as Portfolio Manager

By:	/s/ Steven Gutman

Name:	Steven Gutman
Title:	General Counsel

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2015-9, Ltd.

By: Onex Credit Partners, LLC as Portfolio Manager

By:	/s/ Steven Gutman

Name:	Steven Gutman
Title:	General Counsel

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2015-10, Ltd.

By: Onex Credit Partners, LLC as Portfolio Manager

By:	/s/ Steven Gutman

Name:	Steven Gutman
Title:	General Counsel

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2016-11, Ltd.

By: Onex Credit Partners, LLC as Portfolio Manager

By:	/s/ Steven Gutman

Name:	Steven Gutman
Title:	General Counsel

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

OCP CLO 2016-12, Ltd.

By: Onex Credit Partners, LLC as Portfolio Manager

By:	/s/ Steven Gutman

Name:	Steven Gutman
Title:	General Counsel

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 24, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 25, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 26, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 27, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 28, Ltd.

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners 29, Ltd.

By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XIX, Ltd.

By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XV, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XVI, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XVII, Ltd.

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XVIII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XX, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XXI, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XXII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Investment Partners XXIII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Loan Funding, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Octagon Paul Credit Fund Series I, Ltd

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Peaks CLO I, Ltd.

By: Arrowpoint Asset Management, LLC as Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Permanens Capital Floating Rate Fund LP

BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Project Fezzik Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Race Point IX CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Race Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Race Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Race Point VIII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Race Point X CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Rockville Funding LLC

By:	/s/ John Grant
Name: John Grant
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

San Francisco City and County Employees’ Retirement System

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Sound Point CLO VI, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Sound Point CLO VII, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Sound Point CLO XII, Ltd.

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Sound Point CLO XIV, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Sunsuper Pooled Superannuation Trust

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Suzuka INKA

By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Teachers Advisors, Inc., on behalf of TIAA CLO I, Ltd

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Plus Fund

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Teachers Insurance and Annuity Association of America

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

TIAA Global Public Investments, LLC Series Loan

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Fund

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XII CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XIII CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XIV CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XV CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XVII CLO, Limited

BY: its investment advisor MJX Asset Management, LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XVIII CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XX CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☑ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☐ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

LENDER:

VENTURE XXI CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Atha Baugh
Name: Atha Baugh
Title: Managing Director

For Lenders requiring a second signature block

By:
Name:
Title:

The above-named Lender elects to:

OPTION A ☐ – CONSENT TO AMENDMENT AND CONTINUATION OF TERM LOANS (CASHLESS ROLL): Consent and agree to this Third Amendment and continue as a Lender under the First Lien Credit Agreement after giving effect to the Third Amendment.

OPTION B ☑ – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (CASH ROLL): Consent to the Third Amendment and agree to sell all of its existing Term Loans to Goldman Sachs Lending Partners LLC as an Eligible Assignee pursuant to an Assignment and Assumption (or Master Assignment and Assumption) and commit to repurchase repriced Term Loans post-closing in an equal principal amount (or such lesser amount as may be allocated by Goldman Sachs Lending Partners LLC). Each Lender consenting to the Third Amendment by selecting this Option B that has not delivered a signature page to the Master Assignment and Assumption to the Administrative Agent hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment (including the signature page to the Master Assignment and Assumption) on its behalf.

[Signature Page to Third Amendment to First Lien Credit Agreement]

Schedule 1.01C

Disqualified Lenders

1.	Symphony Technology Group

2.	Providence

3.	Third Avenue

4.	Cap Re

5.	Litespeed

6.	General Atlantic